UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2023

DMY TECHNOLOGY GROUP, INC. VI

(Exact name of registrant as specified in its charter)

Delaware	001-40864	86-3312690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144
(Address of principal executive offices, including Zip Code)

(702) 781-4313

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant	DMYS.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	DMYS	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	DMYS WS	The New York Stock Exchange

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 23, 2023, dMY Technology Group, Inc. VI (the “Company” or “dMY VI”) provided notice to the New York Stock Exchange (“NYSE”) that it intends to voluntarily delist its shares of Class A common stock, par value $0.0001 per share (the “Common Stock”), units (the “Units”) each comprised of one share of Common Stock and one-half of a redeemable warrant (“warrant”), and warrants from the NYSE after the closing of its business combination (the “Business Combination”) with Rain Enhancement Technologies, Inc. (“Rainwater Tech”), and intends to transfer the listing of its Common Stock, Units and warrants (currently listed on the NYSE under the symbols “DMYS”, “DMYS.U” and “DMYS WS”) to the Nasdaq Stock Market (“Nasdaq”), expected to be effective as of the closing of the Business Combination. Upon closing of the Business Combination, dMY VI will acquire Rainwater Tech and Rainwater Tech will become a wholly owned subsidiary of dMY VI. Upon closing of the Business Combination or shortly thereafter, dMY VI will change its name to “Rain Enhancement Technologies, Inc.” and once the Common Stock, Units and warrants have been authorized for listing on Nasdaq, change its tickers for shares of Common Stock, units and warrants to “RANY”, “RANY.U” and RANY.WS”, respectively.

Item 7.01 Regulation FD Disclosure

On March 23, 2023, the Company issued a press release announcing the transfer to Nasdaq. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of dMY VI under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

Item 9.01. Exhibits

Exhibits.

Exhibit Number	Exhibit

99.1	Press Release, dated March 23, 2023.

104	Cover Page Interactive Data File – the cover page XBLR tags are embedded within the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMY TECHNOLOGY GROUP, INC. VI

	By:	/s/ Niccolo de Masi
Name: Niccolo de Masi
Date: March 23, 2023		Title: Chief Executive Officer